UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



     Date of report (Date of earliest event reported):  September 25, 2009



                        ------------------------------


                           LASALLE HOTEL PROPERTIES
            (Exact name of registrant as specified in its charter)


                        ------------------------------


        Maryland                    1-14045                36-4219376
     ----------------          -----------------        ------------------
     (State or Other           (Commission File         (IRS Employer
     Jurisdiction of                Number)             Identification No.)
     Incorporation
     or Organization)


                            3 Bethesda Metro Center
                                  Suite 1200
                           Bethesda, Maryland 20814
                   ----------------------------------------
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (301) 941-1500


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


Item 8.01.  Other Events.


      Effective September 25, 2009, LaSalle Hotel Properties (NYSE: LHO) changed the transfer agent for its shares of beneficial interest from National City Bank to Wells Fargo Bank, N.A. Wells Fargo Bank, N.A. now serves as the Company's transfer agent, registrar, dividend disbursing agent and administrator of the dividend reinvestment plan.






























































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


                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              LASALLE HOTEL PROPERTIES



                              By:   /s/ Hans S. Weger
                                    ------------------------------
                                    Hans S. Weger
                                    Executive Vice President,
                                    Chief Financial Officer,
                                    Secretary and Treasurer



Dated:  September 28, 2009















































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